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                                                                 EXHIBIT NO. 1.2

                         KEYCORP STUDENT LOAN TRUST [ ]

                                      $[ ]

                            ASSET BACKED CERTIFICATES

                       KEY BANK USA, NATIONAL ASSOCIATION

                          KEY CONSUMER RECEIVABLES LLC

                       CERTIFICATE UNDERWRITING AGREEMENT

                                   [  ], [ ]

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[  ]
  As Representative of the
  several Underwriters
[  ]
[  ]

Dear Sirs:

      1. Introductory. Key Consumer Receivables LLC, a Delaware limited liability company, (the "Depositor"), proposes to cause KeyCorp Student Loan Trust [ ] (the "Trust") to issue and sell $[ ] principal amount of its Class [ ] Asset Backed Certificates (the "Certificates") to the underwriters named in
Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative. Simultaneously with the issuance and sale of the Certificates as contemplated herein, the Trust will issue $___________ principal amount of its Floating Rate Class [ ] Asset Backed Notes (the "Class [ ] Notes") and $___________ principal amount of its Floating Rate Class [ ] Asset Backed Notes (the "Class [ ] Notes" and, with the Class [ ] Notes, the "Notes"). The Notes will be sold pursuant to an underwriting agreement dated the date hereof (the "Note Underwriting Agreement") between the Depositor, KBUSA and the Representative.

      The Trust was formed, and the Certificates will be issued, pursuant to the Trust Agreement, dated as of [ ], [ ], as amended and restated by the Amended and Restated Trust Agreement, dated as of [ ], [ ] (as further amended and supplemented from time to time, collectively, the "Trust Agreement") among the Depositor, [ ], as Eligible Lender Trustee (the "Eligible Lender Trustee") and [ ], as Delaware trustee (the "Delaware Trustee"). The assets of the Trust include certain graduate, undergraduate and career education student loans (collectively, the "Initial Financed Student Loans"). Such Initial Financed Student Loans will be acquired by the Trust from the Depositor on or about [ ], [ ] (the "Closing Date"). The Initial Financed Student Loans will be divided into two pools of student loans, the first group will consist of Financed Student Loans that are reinsured by the United States Department of Education (the "Department") (collectively, the "Financed Federal Loans"). The second group will consist of (i) Financed Student Loans that are not guaranteed by any party nor reinsured by the Department (collectively "Non-Guaranteed Private Loans,") and (ii) Financed Student Loans that are not reinsured by the Department or any other government agency but are guaranteed by a private guarantor (collectively, "Guaranteed Private Loans" and together with the Non-Guaranteed Private Loans, the "Financed Private Loans"). All Financed Student Loans that are part of the first group described above are referred to as the "Group I Student Loans" and all Financed Student Loans that are part of the second group described above are referred to as the "Group II Student Loans." The Depositor will purchase all of the Student Loans from Key Bank USA, National Association, a national banking association ("KBUSA," and in such capacity, the "Seller"), pursuant to the Student Loan Transfer Agreement, dated as of [ ], [ ] (the "Student Loan Transfer Agreement") between KBUSA, the Depositor and [ ], as eligible lender trustee on behalf of the Depositor (the "Depositor Eligible Lender Trustee"). The Group I Notes will be entitled to receive payments of interest and principal primarily from the cashflow on the Group I Student Loans. The Group II Notes will be entitled to receive payments of interest and principal from the cashflow on the Group II Student Loans.

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      The assets of the Trust will further include certain monies due under the
Initial Financed Student Loans on and after [ ], [ ], (the "Cutoff Date"), an interest rate swap agreement for the Group I Notes (the "Group I Interest Rate Swap"), in the form of a 1992 ISDA Master Agreement with a schedule and related confirmation thereto, dated as of [ ], [ ], between the Trust and [KBUSA], as the swap counterparty (in such capacity, the "Swap Counterparty"), an interest rate cap agreement for the Group II Notes (the "Group II Cap Agreement"), in the form of a 1992 ISDA Master Agreement with a schedule and related confirmation thereto, dated as of [ ], [ ], between the Trust and [KBUSA], as the cap counterparty (in such capacity, the "Cap Counterparty") and a note guaranty insurance policy issued by [ ] (the "Securities Insurer") to [ ], a [ ] (the "Indenture Trustee") for the benefit of the holders of the Class II-[ ] Notes, the Class II-[ ] Notes and the Class II-[ ] Notes (collectively, the "Group II Insured Notes") (the "Group II Insured Notes Guaranty Insurance Policy"). The Initial Financed Student Loans will be sold to the Eligible Lender Trustee on behalf of the Trust by the Depositor and the Depositor Eligible Lender Trustee pursuant to the Sale and Servicing Agreement, dated as of [ ], [ ] (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Eligible Lender Trustee, KBUSA, as master servicer (in such capacity, the "Master Servicer"), the Depositor and KBUSA, as administrator (in such capacity, the "Administrator"). The Master Servicer has also entered into four certain sub-servicing agreements to have the Financed Student Loans sub-serviced with each of [Pennsylvania Higher Education Assistance Agency, an agency of the Commonwealth of Pennsylvania] ("[PHEAA]" and, in its capacity as a sub-servicer, a "Sub-Servicer") and [Great Lakes Educational Loan Services, Inc., a Wisconsin corporation] ("[Great Lakes]" or a "Sub-Servicer"), two agreements with [PHEAA] regarding certain of the Group I and Group II Student Loans and two agreements with [Great Lakes] regarding certain of the Group I and Group II Student Loans. The Master Servicer will also directly service certain of the Group II Student Loans, which will be held by [Deutsche Bank National Trust Company], as custodian (the "Custodian"), pursuant to that certain Custodial Agreement (the "Custodial Agreement") dated as of [ ], [ ], between the Master Servicer and the Custodian. The Notes will be issued pursuant to the Indenture to be dated as of [ ], [ ] (as amended and supplemented from time to time, the "Indenture"), between the Indenture Trustee and the Trust. To provide credit support to the Group II Insured Notes only, the Group II Insured Notes Guaranty Insurance Policy will be issued pursuant to an Insurance Agreement (the "Insurance Agreement") dated as of [ ], [ ] by and among the Securities Insurer, the Depositor, KBUSA, (in its capacities as Seller, Master Servicer and Administrator), the Trust, the Indenture Trustee and the Eligible Lender Trustee. After the Closing Date (as defined below), the Eligible Lender Trustee, acting on behalf of the Trust, will acquire certain additional student loans on or prior to [ ], [ ] (the "Subsequent Student Loans") and on or prior to the end of the Funding Period (the "Other Student Loans"; and together with the Subsequent Student Loans and the Initial Financed Student Loans, the "Financed Student Loans") using amounts in certain accounts owned by the Trust which have been set aside for such purpose. In addition, the Administrator will perform certain administrative duties on behalf of the Trust pursuant to the Administration Agreement, dated as of [ ], [ ] (as amended and supplemented from time to time, the "Administration Agreement"), among the Indenture Trustee, the Trust and the Administrator. [KBUSA], as cap provider (in such capacity, the "Cap Provider"), will enter into basis risk caps with the Trust, one for the benefit of the holders of the Group I Notes (the "Group I Basis Risk Cap"), and the other for the benefit of the Group II Notes (the "Group II Basis Risk Cap" and

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together with the Group I Basis Risk Cap, the "Basis Risk Cap Agreements") each in the form of a 1992 ISDA Master Agreement with schedules and related confirmations thereto, each dated as of [ ], [ ], whereunder the related Noteholders will be entitled, subject to the limitations of the Basis Risk Cap Agreements, to receive payments from the Cap Provider in the amount of any of any Noteholders' Interest Index Carryover for such Class of Notes and the Cap Provider will receive reimbursement for such payments on subsequent Distribution Dates, but only to the extent funds are available therefor on a subordinated basis. Pursuant to the Group I Interest Rate Swap, on each Distribution Date the Trust will be entitled to receive certain payments from the Swap Counterparty, and/or the Trust will be required to make certain payments to the Swap Counterparty, in each case on a net basis. [Key Bank National Association], a national banking association, as put option provider ("[KBNA]" and in such capacity, the "Put Option Provider") will enter into two put option agreements with the Trust, one with respect to the Group I Student Loans (the "Group I Put Option") for the benefit of the holders of the Group I Notes, and the other with respect to the Group II Student Loans (the "Group II Put Option" and together with the Group I Put Option, the "Put Options") for the benefit of the holders of the Group II Notes. Pursuant to each of the Put Options, if the related Put Option is exercised, the Put Option Provider is obligated to purchase the related group of Financed Student Loans for the related Put Exercise Price on the Distribution Date in [ ] [ ]. In addition, to and including [ ], [ ], if the rate of three-month LIBOR increases to a level specified in the Group II Cap Agreement, the Trust will be entitled to receive payments from the Cap Counterparty in the amounts and on the dates set forth in the Group II Cap Agreement. The Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Student Loan Transfer Agreements, the Insurance Agreement, the Administration Agreement, the Custodial Agreement, the [Group I Interest Rate Swap, the Group II Cap Agreement, the Basis Risk Cap Agreements and the Put Options] are referred to herein as the "Basic Documents."

      Simultaneously with the issuance and sale of the Certificates as contemplated herein and the sale of the Notes as contemplated in the Note Underwriting Agreement, and pursuant to the Trust Agreement, the Trust will issue its Trust Certificate (the "Trust Certificate") representing a fractional undivided residual ownership interest in the Trust to the Depositor or its designated affiliate.

      Capitalized terms used and not otherwise defined herein shall have the meanings given them in Appendix A attached hereto.

      2. Representations and Warranties of the Depositor and KBUSA. (a) The Depositor and KBUSA, jointly and severally, represents and warrants to and agrees with the several Underwriters that:

            (i) A registration statement on Form S-3 (Registration No. 333-114367) has been filed with the Securities and Exchange Commission (the "Commission"), including a related preliminary base prospectus and a preliminary prospectus supplement, for the registration under the Act of the offering and sale of the Certificates. KBUSA and the Depositor may have filed one or more amendments thereto, each of which amendments has previously been furnished to the Representative. KBUSA and the Depositor will next file with the Commission (i) after effectiveness of such registration statement, a final base

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      prospectus and a final prospectus supplement relating to the Certificates in accordance with Rules 430A and 424(b)(1) or (4) under the Securities Act of 1933, as amended (the "Act"), or (ii) a final base prospectus and a final prospectus supplement relating to the Notes in accordance with Rules 415 and 424(b)(2) or (5).

            The Depositor and KBUSA have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Certificates and the offering thereof. As filed such final prospectus supplement shall include all Rule 430A Information, together with all other such required information, with respect to the Certificates and the offering thereof and, except to the extent that the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary base prospectus and preliminary prospectus supplement, if any, that have previously been furnished to the Representative) as KBUSA has advised the Representative, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

            For purposes of this Certificate Underwriting Agreement (this "Agreement"), "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. Such registration statement, as amended at the Effective Time, including all information deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, and including the exhibits thereto and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement." "Base Prospectus" shall mean any prospectus referred to above contained in the Registration Statement at the Effective Date, including any Preliminary Prospectus Supplement. "Preliminary Prospectus Supplement" shall mean the preliminary prospectus supplement to the Base Prospectus which describes the Certificates and the offering thereof and is used prior to filing of the Prospectus. "Prospectus" shall mean the prospectus supplement relating to the Notes that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus or, if no filing pursuant to Rule 424(b) is required, shall mean the prospectus supplement relating to the Certificates, including the Base Prospectus, included in the Registration Statement at the Effective Date. "Rule 430A Information" means information with respect to the Certificates and the offering of the Certificates permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 415," "Rule

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      424," "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, a Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, if any, pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, such Preliminary Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Base Prospectus, to any Preliminary Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

            (ii) As of the Closing Date (as defined below), KBUSA's representations and warranties in the Basic Documents to which it is a party and in the Guarantee Agreement to which [TERI] is a party will be true and correct in all material respects.

            (iii) This Agreement has been duly authorized, executed and delivered by KBUSA and the Depositor. The execution, delivery and performance of this Agreement and the issuance and sale of the Certificates and compliance with the terms and provisions hereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which KBUSA or the Depositor are a party or by which KBUSA or the Depositor are bound or to which any of the properties of KBUSA or the Depositor are subject which could reasonably be expected to have a material adverse effect on the transactions contemplated herein. The Depositor has full corporate power and authority to cause the Trust to authorize, issue and sell the Certificates, all as contemplated by this Agreement.

            (iv) Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from KBUSA, the Depositor or any of their subsidiaries any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

            (v) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

            (vi) The assignment and delivery of the Initial Financed Student Loans to the Depositor and the Depositor Eligible Lender Trustee by KBUSA, pursuant to the Student Loan Transfer Agreement, will vest in the Depositor and the

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      Depositor Eligible Lender Trustee all of KBUSA's right, title and interest therein, or will result in a first priority perfected security interest therein, in either case subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrances.

            (vii) [Reserved].

            (viii) The Depositor's assignment and delivery of (x) the Initial Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust as of the Closing Date, (y) the Subsequent Student Loans on the related Transfer Date, and (z) the Other Student Loans on the related Transfer Date, will vest in the Eligible Lender Trustee on behalf of the Trust all the Depositor's right, title and interest therein, or will result in a first priority perfected security interest therein, in either case subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

            (ix) The Trust's assignment of (x) the Initial Financed Student Loans to the Indenture Trustee as of the Closing Date, (y) the Subsequent Student Loans on the related Subsequent Transfer Date, and (z) the Other Student Loans on the related Subsequent Transfer Date, pursuant to the Indenture, will vest in the Indenture Trustee, for the benefit of the holders of the Notes, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

            (x) The Depositor is not, and after giving effect to the offering and sale of the Notes and the Certificates, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act"), [and the exemption provided under
      Section 3(c)(5) of the Investment Company Act is applicable to the Depositor with respect to the offering and sale of the Notes and the Certificates].

      (b) Each of KBUSA and the Depositor hereby agrees with the Underwriters that, for all purposes of this Agreement, the only information furnished to the Depositor by the Underwriters through the Representative specifically for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, are the statements relating to stabilization on the inside cover page of, and the statements under the caption "Underwriting" in, the preliminary prospectus and the Prospectus (the "Underwriter Information").

      3. Purchase, Sale and Delivery of the Certificates. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Depositor agrees to cause the Trust to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, at a purchase price of [ ]% of the principal amount of the Certificates the respective principal amounts of the Certificates set forth opposite the names of the Underwriters in Schedule I hereto. In addition,

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the Depositor agrees to cause the Underwriters to be paid an aggregate structuring fee in connection with the structuring of the Certificates of $[ ].

      The Depositor will deliver the Certificates to the Representative for the respective accounts of the Underwriters, against payment of the purchase price to or upon the order of the Depositor or its designee by wire transfer or check in Federal (same day) Funds, at the office of McKee Nelson LLP, 5 Times Square, New York, New York 10036, on [ ], [ ], or at such other time not later than seven full business days thereafter as the Representative and the Depositor determine, such time being herein referred to as the "Closing Date." The Certificates to be so delivered will be initially represented by one or more Certificates of each class registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive Certificates will be available only under the limited circumstances specified in the Trust Agreement.

      4. Offering by the Underwriters. It is understood that, provided that the Registration Statement remains effective, the several Underwriters propose to offer the Certificates for sale to the public (which may include selected dealers) as set forth in the Prospectus.

      5. Covenants of the Depositor and KBUSA. Each of KBUSA and the Depositor agrees with the several Underwriters that:

      (a) Prior to the termination of the offering of the Certificates, neither the Depositor nor KBUSA will file any amendment of the Registration Statement or supplement to the Prospectus unless the Depositor or KBUSA has furnished the Representative a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), KBUSA or the Depositor will file the Prospectus, properly completed, and any supplement thereto, with the Commission pursuant to and in accordance with the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing.

      (b) Either KBUSA or the Depositor will advise the Representative promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the consent of the Representative prior to the Closing Date, and thereafter will not effect any such amendment or supplementation to which the Representative reasonably objects; either KBUSA or the Depositor will also advise the Representative promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information; and either KBUSA or the Depositor will also advise the Representative promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution of this Agreement) and of any amendment or supplement to the Registration Statement or the Prospectus and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and each of KBUSA and the

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Depositor will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting of any issued stop order.

      (c) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Exchange Act, KBUSA or the Depositor promptly will prepare and file, or cause to be prepared and filed, with the Commission an amendment or supplement which will correct such statement or omission, or an amendment or supplement which will effect such compliance. Neither the consent of the Representative to, nor the delivery of the several Underwriters of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

      (d) As soon as practicable, but not later than the Availability Date (as defined below), either KBUSA or the Depositor will cause the Trust to make generally available to the holders of the Certificates an earnings statement of the Trust covering a period of at least twelve months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the applicable Rules and Regulations thereunder. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Trust's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

      (e) KBUSA will furnish to the Representative copies of the Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests.

      (f) KBUSA will arrange for the qualification of the Certificates for sale under the laws of the State of California and will continue such qualification in effect so long as required for the distribution.

      (g) For a period from the date of this Agreement until the retirement of the Certificates, or until such time as the several Underwriters shall cease to maintain a secondary market in the Certificates, whichever occurs first, KBUSA will deliver to the Representative the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Indenture Trustee or the Eligible Lender Trustee pursuant to the Sale and Servicing Agreement, as soon as such statements and reports are furnished to the Indenture Trustee or the Eligible Lender Trustee.

      (h) So long as any of the Certificates are outstanding, either KBUSA or the Depositor will furnish to the Representative (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to the holders of the Certificates or filed with the Commission on behalf of the Trust pursuant to the Exchange Act or any order of the Commission thereunder and (ii) from time to time, any other information concerning KBUSA or

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the Depositor as the Representative may reasonably request only insofar as such information reasonably relates to the Registration Statement or the transactions contemplated by the Basic Documents.

      (i) On or before the Closing Date, the Depositor shall mark its accounting and other records, if any, relating to the Initial Financed Student Loans and shall instruct the Master Servicer (which shall cause each Sub-Servicer and the Custodian) to mark the computer records of the Master Servicer (or such Sub-Servicer or Custodian) relating to the Financed Student Loans to show the absolute ownership by the Eligible Lender Trustee on behalf of the Trust of the Financed Student Loans, and from and after the Closing Date the Depositor shall not and shall require that the Master Servicer (which shall ensure that any Sub-Servicer and the Custodian) shall not take any action inconsistent with the ownership by the Eligible Lender Trustee on behalf of the Trust of such Initial Financed Student Loans, other than as permitted by the Sale and Servicing Agreement.

      (j) To the extent, if any, that the rating provided with respect to the Certificates by the Rating Agencies that initially rate the Certificates is conditional at the time of issuance of the Certificates upon the furnishing of documents or the taking of any other actions by KBUSA or the Depositor agreed upon on or prior to the Closing Date, KBUSA and the Depositor, as applicable, shall furnish such documents and take any such other actions. A copy of any such document shall be provided to the Representative at the time it is delivered to the Rating Agencies.

      (k) For the period beginning on the date of this Agreement and ending 90 days after the Closing Date, none of KBUSA, the Depositor or any trust originated, directly or indirectly, by KBUSA or the Depositor will, without the prior written consent of the Representative, offer to sell or sell notes (other than the Notes) collateralized by, or certificates (other than the Certificates and the Trust Certificate) evidencing an ownership interest in, student loans; provided, however, that this shall not be construed to prevent the sale of student loans by the Depositor.

      (l) The Depositor will apply the net proceeds of the offering and the sale of the Certificates that it receives in the manner set forth in the Prospectus under the caption "Use of Proceeds."

      (m) KBUSA will pay or cause to be paid all expenses incident to the performance of its and the Depositor's obligations under this Agreement, including (i) the printing and filing of the documents (including the Registration Statement and Prospectus) (ii) the preparation, issuance and delivery of the Certificates to the Representative, (iii) the fees and disbursements of KBUSA's and the Depositor's counsels and accountants, (iv) the qualification of the Certificates under securities laws in accordance with the provisions of Section 5(f), including filing fees and the fees and disbursements of counsel for the Representative in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if any is requested,
(v) the printing and delivery to the Representative of copies of the Registration Statement as originally filed and of each amendment thereto, (vi) the printing and delivery to the Representative of copies of any blue sky or legal investment survey prepared in connection with the Certificates, (vii) any fees charged by rating agencies for the

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rating of the Certificates, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.,
(x) the fees charged by the [Swap Counterparty, the Cap Counterparty and Cap Provider (including attorneys fees and disbursements)], (xi) [the fees charged by the Put Option Provider (including attorneys fees and disbursements]), (xii) the fees charged by the Custodian, and (xiii) the fees and expenses of Thompson Hine LLP in its role as counsel to the Trust incurred as a result of providing the opinions required by Section 6(i) hereof.

      6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Certificates will be subject to the accuracy of the representations and warranties on the part of KBUSA and the Depositor herein, to the accuracy of the written statements of officers of KBUSA and the Depositor made pursuant to the provisions of this Section, to the performance by KBUSA and the Depositor of their obligations hereunder and to the following additional conditions precedent:

      (a) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 6:00 p.m., New York City time, on the date of this Agreement or such later time or date as shall have been consented to by the Representative.

      (b) If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus and any supplements thereto shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or the Representative, shall be contemplated by the Commission.

      (c) The Representative shall have received a letter, dated on or prior to the Closing Date of Ernst & Young LLP on behalf of KBUSA confirming that such accountants are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, and substantially in the form of the drafts to which the Representative has previously agreed and otherwise in form and substance reasonably satisfactory to the Representative and its counsel.

      (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust, KBUSA, the Put Option Provider, KeyCorp or the Securities Insurer which, in the judgment of the Representative, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes;
(ii) any downgrading in the rating of any debt securities of KBUSA, the Put Option Provider, KeyCorp or the Securities Insurer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of KBUSA, the Put Option Provider, the Cap Counterparty, KeyCorp or the Securities Insurer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (iv) any suspension of trading of any securities of KBUSA, the Put Option Provider or KeyCorp on any exchange or in the over-the-counter market; (v) any banking moratorium declared by Federal or New York authorities; or (vi) any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (vi) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

      (e) The Representative shall have received an opinion of Forrest F. Stanley, Esq., Associate General Counsel and Senior Vice President of KBNA, as counsel for (i) KBUSA, as the Seller, the Master Servicer, the Swap Counterparty, the Cap Provider, the Cap Counterparty and the Administrator and
(ii) the Depositor, dated the Closing Date, in the form attached hereto as Exhibit A, or as is otherwise satisfactory in form and substance to the Representative and its counsel.

      (f) The Representative shall have received one or more opinions of Thompson Hine LLP, counsel to the Depositor and the Seller, dated the Closing Date, in the form attached hereto as Exhibit B, or as is otherwise satisfactory in form and substance to the Representative and its counsel, regarding certain true sale, bankruptcy, insolvency and perfection of security interest matters regarding the Seller, the Depositor and the Trust.

      (g) The Representative shall have received an opinion of [Daniel R. Stolzer as counsel to Key Bank National Association, as the Put Option Provider], dated the Closing Date, in the form attached hereto as Exhibit D, or as is otherwise satisfactory in form and substance to the Representative and its counsel.

      (h) The Representative shall have received an opinion of [Kirkpatrick & Lockhart LLP], counsel to KBUSA and the Depositor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that the statements in the Prospectus under the headings "Summary of Terms -- Tax Status" and "Pennsylvania State Tax Consequences -- Pennsylvania Income and Franchise Tax Consequences with Respect to the Notes" accurately describe the material Pennsylvania tax consequences to holders of the Certificates.

      (i) The Representative shall have received an opinion addressed to the several Underwriters of Thompson Hine LLP, in its capacity as Federal tax and ERISA counsel for the Trust, to the effect that the statements in the Prospectus under the headings "Summary of Terms -- Tax Status" and "Federal Tax Consequences for Trusts in which all Certificates are Retained by the Seller" accurately describe the material Federal income tax consequences to holders of the Notes, and the statements in the Prospectus under the headings "Summary of Terms -- ERISA Considerations" and "ERISA Considerations" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Certificates under ERISA. Thompson Hine LLP, in its capacity as special counsel to the Trust, shall have delivered an opinion with respect to the characterization of the transfer of the Initial Financed Student Loans.

      (j) The Representative shall have received an opinion addressed to the several Underwriters of McKee Nelson LLP, in its capacity as special counsel to the several Underwriters, dated the Closing Date, with respect to the validity of the Certificates and such other related matters as the Representative shall reasonably require and each of KBUSA and the Depositor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

      (k) The Representative shall have received an opinion of [ ], special student loan counsel to the Representative and, in the case of clause (iii) below, special student loan counsel to the Eligible Lender Trustee, dated the Closing Date, satisfactory in form and substance to the Representative, to the effect that:

            (i) the agreements implementing the Programs, (including the Coordination Agreements) and the Relevant Documents (as defined in such opinion), and the transactions contemplated by the Relevant Documents, conform in all material respects to the applicable requirements of the Higher Education Act, and that, upon the due authorization, execution and delivery of the Relevant Documents and the consummation of such transactions, the Financed Federal Loans, legal title to which will be held by the Eligible Lender Trustee on behalf of the Trust, will qualify, subject to compliance with all applicable origination and servicing requirements, for all applicable federal assistance payments, including federal reinsurance and federal interest subsidies and special allowance payments;

            (ii) such counsel has examined the Prospectus, and nothing has come to such counsel's attention that would lead such counsel to believe that, solely with respect to the Higher Education Act and the student loan business, the Prospectus or any amendment or supplement thereto as of the respective dates thereof or on the Closing Date contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading; and

            (iii) the Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Financed Federal Loans.

      [SUB-SERVICERS AND GUARANTORS TO BE UPDATED IN EACH AGREEMENT]

      (l) [The Representative shall have received an opinion of counsel to [PHEAA], dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

            (i) [PHEAA] has been duly organized and is validly existing as an agency of the Commonwealth of Pennsylvania in good standing under the laws thereof with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the [PHEAA] Sub-Servicing Agreements and the

      Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to [PHEAA]'s obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to service the Financed Student Loans it is servicing, to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

            (ii) [PHEAA] is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render any Financed Student Loan or [PHEAA]'s obligation under its Guarantee Agreement unenforceable by or on behalf of the Trust.

            (iii) Each of the [PHEAA] Sub-Servicing Agreements and the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to [PHEAA]'s obligations under such Guarantee Agreement) to which [PHEAA] is a party has been duly authorized, executed and delivered by [PHEAA] and is the legal, valid and binding obligation of [PHEAA] enforceable against [PHEAA] in accordance with its terms, notwithstanding the existence of any doctrine of sovereign immunity except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and to the termination powers granted the secretary of the Department under Section 4042 of the Student Loan Reform Act of 1993, amending Section 422 of the Higher Education Act, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (iv) Neither the execution and delivery by [PHEAA] of the [PHEAA] Sub-Servicing Agreements or the Guarantee Agreement to which it is a party, nor the consummation by [PHEAA] of the transactions contemplated therein nor the fulfillment of the terms thereof by [PHEAA] will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of [PHEAA]'s authorizing legislation or by-laws of [PHEAA] or of any indenture or other agreement or instrument to which [PHEAA] is a party or by which [PHEAA] is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to [PHEAA] of any court, regulatory body, administrative agency or governmental body having jurisdiction over [PHEAA].

            (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against [PHEAA] before or by any governmental authority that might materially and adversely affect the performance by [PHEAA] of its obligations under, or the validity or enforceability of, the [PHEAA] Sub-Servicing Agreements or the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to [PHEAA]'s obligations under such Guarantee Agreement) to which it is a party.

            (vi) Nothing has come to such counsel's attention that would lead such counsel to believe that the representations and warranties of [PHEAA] contained in the [PHEAA] Sub-Servicing Agreements are other than as stated therein.]

      (m) [The Representative shall have received an opinion of counsel to Great Lakes in its capacity as a Sub-Servicer, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

            (i) Great Lakes has been duly organized and is validly existing as a Wisconsin corporation in good standing under the laws thereof with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Great Lakes Sub-Servicing Agreement, and had at all relevant times, and now has, the power, authority and legal right to service the Financed Student Loans it is servicing.

            (ii) The Great Lakes Sub-Servicing Agreement has been duly authorized, executed and delivered by Great Lakes and is the legal, valid and binding obligation of Great Lakes enforceable against Great Lakes in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and
      (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (iii) Neither the execution and delivery by Great Lakes of the Great Lakes Sub-Servicing Agreement, nor the consummation by Great Lakes of the transactions contemplated therein nor the fulfillment of the terms thereof by Great Lakes will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of Great Lakes or of any indenture or other agreement or instrument to which Great Lakes is a party or by which Great Lakes is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to Great Lakes of any court, regulatory body, administrative agency or governmental body having jurisdiction over Great Lakes.

            (iv) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against Great Lakes before or by any governmental authority that might materially and adversely affect the performance by Great Lakes of its obligations under, or the validity or enforceability of, the Great Lakes Sub-Servicing Agreement.

            (v) Nothing has come to such counsel's attention that would lead such counsel to believe that the representations and warranties of Great Lakes contained in the Great Lakes Sub-Servicing Agreement are other than as stated therein.]

      (n) [The Representative shall have received an opinion of counsel to the Massachusetts Higher Education Assistance Corporation, now doing business as American Student Assistance, a Massachusetts non-profit corporation ("ASA"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

            (i) ASA has been duly incorporated and is validly existing as a non-profit corporation in good standing under the laws of the Commonwealth of Massachusetts with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to ASA's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

            (ii) ASA is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render ASA's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

            (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to ASA's obligations under such Guarantee Agreement) to which ASA is a party has been duly authorized, executed and delivered by ASA and is the legal, valid and binding obligation of ASA enforceable against ASA in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and
      (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (iv) Neither the execution and delivery by ASA of the Guarantee Agreement to which it is a party, nor the consummation by ASA of the transactions contemplated therein nor the fulfillment of the terms thereof by ASA will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of ASA or of any indenture or other agreement or instrument to which ASA is a party or by which ASA is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to ASA of any court, regulatory body, administrative agency or governmental body having jurisdiction over ASA.

            (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against ASA before or by any governmental authority that might materially and adversely affect the performance by ASA of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to ASA's obligations under such Guarantee Agreement) to which it is a party.]

      (o) [The Representative shall have received an opinion of counsel to the National Student Loan Program ("NSLP"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

            (i) NSLP has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nebraska with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to NSLP's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

            (ii) NSLP is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render NSLP's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

            (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to NSLP's obligations under such Guarantee Agreement) to which NSLP is a party has been duly authorized, executed and delivered by NSLP and is the legal, valid and binding obligation of NSLP enforceable against NSLP in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (iv) Neither the execution and delivery by NSLP of the Guarantee Agreement to which it is a party, nor the consummation by NSLP of the transactions contemplated therein nor the fulfillment of the terms thereof by NSLP will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of NSLP or of any indenture or other agreement or instrument to which NSLP is a party or by which NSLP is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to NSLP of any court, regulatory body, administrative agency or governmental body having jurisdiction over NSLP.

            (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against NSLP before or by any governmental authority that might materially and adversely affect the performance by NSLP of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to NSLP's obligations under such Guarantee Agreement) to which it is a party.]

      (p) [The Representative shall have received an opinion of counsel to the California Student Aid Commission ("CSAC"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (q) [The Representative shall have received an opinion of counsel to the Connecticut Student Loan Foundation ("CSLF"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (r) [The Representative shall have received an officer's certificate from the New York State Higher Education Services Corporation ("NYHESC"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (s) [The Representative shall have received an officer's certificate from the Educational Credit Management Corporation ("ECMC"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (t) [The Representative shall have received an opinion of counsel to United Student Aid Funds, Inc. ("USAF"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (u) [The Representative shall have received an officer's certificate from the Michigan Higher Education Assistance Agency ("MHEAA"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (v) [The Representative shall have received an opinion of counsel to Great Lakes Higher Education Guaranty Corporation ("GLHEGC"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

            (i) GLHEGC has been duly organized and is validly existing as a nonstock corporation pursuant to Chapter 181 of the Wisconsin Statutes.

            (ii) GLHEGC, and its officers acting on its behalf, had full legal authority to execute and deliver the Contract of Guarantee with the Trust and the Guarantor Documents (each as defined in such opinion) as of the respective dates of their execution.

            (iii) GLHEGC had authority to engage in the transaction agreed to in the Contract of Guarantee. The Contract of Guarantee was duly executed and delivered by officers acting on valid authority and with the approval of GLHEGC.

            (iv) GLHEGC has lawful authority to perform its obligations under the Guarantor Documents, and the Guarantor Documents have been lawfully executed and delivered by GLHEGC, and constitute legal, valid and binding agreements of GLHEGC in accordance with their terms, subject to the limitations hereinafter set forth.

            (v) Except as otherwise qualified herein, GLHEGC is in compliance with all material provisions of the Guarantor Documents, and is in substantial compliance with the Higher Education Act and the current Title IV Regulations with respect to GLHEGC's guarantee program insofar as the same pertain to the Guarantor Documents.

            (vi) The federal reinsurance, special allowances and interest benefits on student loans guaranteed by GLHEGC are in full force and effect to the fullest extent permitted by the Higher Education Act.

            (vii) Subject to the limitations of the Higher Education Act, GLHEGC has full power and authority to execute and deliver, and has authorized, executed and delivered, the Guarantor Documents, and the Guarantor Documents constitute legal, valid and binding obligations of GLHEGC enforceable against GLHEGC in accordance with their terms, except as limited by applicable insolvency, reorganization, moratorium, liquidation, readjustment of debt or similar laws affecting the enforcement of the rights of creditors generally and subject to general equity principles. Subject to the limitations of the Higher Education Act, the execution and delivery by GLHEGC of the Guarantor Documents did not and will not and the consummation of the transactions contemplated thereby and the satisfaction of the terms thereof will not, conflict with or result in a breach of any of the terms, conditions or provisions of the articles or bylaws or to the knowledge of such counsel, any decree, order, statute, rule or governmental regulation applicable to GLHEGC or any restriction contained in any contract, agreement or instrument to which GLHEGC is a party or by which it is bound or constitute a default under any of the foregoing.

            (viii) To the best of such counsel's knowledge, except with reference to certain litigation, and other actions alleging borrower and/or school based defenses that could result in denial of reinsurance under the Guarantor Documents based on various state law theories causing material losses to lenders and/or guarantors, and except as otherwise described in the Prospectus Supplement, there is no litigation pending or threatened in any court (a) in any way contesting or affecting the validity or enforceability of the Guarantor Documents or (b) against GLHEGC which may materially adversely affect the security for the Notes or materially adversely affect GLHEGC or GLHEGC's student loan program.]

      (w) [The Representative shall have received an opinion of counsel to Colorado Student Loan Program ("CSLP"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (x) [The Representative shall have received an opinion of counsel to Illinois Student Assistance Commission ("ISAC"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (y) [The Representative shall have received an opinion of counsel to Kentucky Higher Education Assistance Authority ("KHEAA"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (z) [The Representative shall have received an opinion of counsel to Oregon Student Assistance Commission ("OSAC"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (aa) [The Representative shall have received an officer's certificate from the Tennessee Student Assistance Corporation ("TSAC"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (bb) [The Representative shall have received an opinion of counsel to Texas Guaranteed Student Loan Corporation ("TGSLC"), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.]

      (cc) [The Representative shall have received an opinion of counsel to HEMAR Insurance Company of America, an indirect subsidiary of SLM Holding Corporation ("HICA"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

            (i) HICA is duly incorporated and is validly existing as a for profit insurance corporation in good standing under the laws of the State of South Dakota with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Surety Bonds and the Endorsement described in the Prospectus Supplement and had at all relevant times, and now has, the power, authority and legal right to insure the Financed Private Loans covered by such Surety Bonds and the Endorsement thereto. The Financed Private Loans are subject to the terms and conditions of the Surety Bonds and the Endorsement under which they have been insured.

            (ii) HICA is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render HICA's obligation under the Surety Bonds and the Endorsement thereto to insure the Financed Private Loans unenforceable by or on behalf of the Trust.

            (iii) The Surety Bonds and the Endorsement thereto to which HICA is a party have been duly authorized, executed and delivered by HICA and are the legal, valid and binding obligations of HICA enforceable against HICA in accordance with their respective terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (iv) Neither the execution and delivery by HICA of the Surety Bonds and the Endorsement thereto to which it is a party, nor the consummation by HICA of the transactions contemplated therein nor the fulfillment of the terms thereof by HICA will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of HICA or of any indenture or other agreement or instrument to which HICA is a party or by which HICA is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to HICA of any court, regulatory body, administrative agency or governmental body having jurisdiction over HICA.

            (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against HICA before or by any governmental authority that might materially and adversely affect the performance by HICA of its obligations under, or the validity or enforceability of, the Surety Bonds and the Endorsement thereto to which it is a party.]

      (dd) [The Representative shall have received an opinion of [Kotin, Crabtree & Strong, LLP], counsel to The Education Resources Institute, Inc., a Massachusetts non-profit corporation ("TERI"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

            (i) TERI has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Private Loans covered by such Guarantee Agreement.

            (ii) TERI is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render TERI's obligation under its Guarantee Agreement to guarantee the Financed Private Loans unenforceable by or on behalf of the Trust.

            (iii) The Guarantee Agreement to which TERI is a party has been duly authorized, executed and delivered by TERI and is the legal, valid and binding obligation of TERI enforceable against TERI in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (iv) Neither the execution and delivery by TERI of the Guarantee Agreement to which it is a party, nor the consummation by TERI of the transactions contemplated therein nor the fulfillment of the terms thereof by TERI will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of TERI or of any indenture or other agreement or instrument to which TERI is a party or by which TERI is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to TERI of any court, regulatory body, administrative agency or governmental body having jurisdiction over TERI.

            (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against TERI before or by any governmental authority that might materially and adversely affect the performance by TERI of its obligations under, or the validity or enforceability of, the Guarantee Agreement to which it is a party.]

      (ee) The Representative shall have received an opinion of [Seward & Kissel], counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

            (i) [The Indenture Trustee is a banking corporation validly exiting under the laws of the State of New York and is duly authorized and empowered to exercise trust powers under applicable law].

            (ii) The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture, the Sale and Servicing Agreement and the Administration Agreement, and has taken all necessary action to authorize the execution and delivery of and performance of it obligations by it under, the Indenture, the Sale and Servicing Agreement and the Administration Agreement.

            (iii) Each of the Indenture, the Sale and Servicing Agreement and the Administration Agreement, has been duly executed and delivered by the Indenture Trustee and constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its respective terms, except that certain of such obligations may be enforceable solely against the Indenture Trust Estate and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws applicable to banking corporations affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (iv) The Notes delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

      (ff) The Representative shall have received an opinion of counsel to the Eligible Lender Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

            (i) [The Eligible Lender Trustee is a national banking association duly incorporated or organized and validly existing under the laws of the United States].

            (ii) The Eligible Lender Trustee has the full corporate trust power to accept the office of eligible lender trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement, the Sale and Servicing Agreement and, on behalf of the Trust, under the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Group I Interest Rate Swap, the Group II Cap Agreement, the Insurance Agreement, the Basis Risk Cap Agreements, the Put Options and the Guarantee Agreements.

            (iii) The execution and delivery of the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Group I Interest Rate Swap, the Group II Cap Agreement, the Insurance Agreement, the Basis Risk Cap Agreements, the Put Options and the Guarantee Agreements, and the performance by the Eligible Lender Trustee of its obligations under the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration

      Agreement, the Group I Interest Rate Swap, the Group II Cap Agreement, the Insurance Agreement, the Basis Risk Cap Agreements, the Put Options and the Guarantee Agreements have been duly authorized by all necessary action of the Eligible Lender Trustee and each has been duly executed and delivered by the Eligible Lender Trustee.

            (iv) The Trust Agreement, the Sale and Servicing Agreement and the Administration Agreement constitute valid and binding obligations of the Eligible Lender Trustee enforceable against the Eligible Lender Trustee in accordance with their terms.

            (v) The execution and delivery by the Eligible Lender Trustee of the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Group I Interest Rate Swap, the Group II Cap Agreement, the Insurance Agreement, the Basis Risk Cap Agreements, the Put Options and the Guarantee Agreements do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

            (vi) The Certificates and the Trust Certificate have been duly executed and delivered by the Eligible Lender Trustee, as eligible lender trustee and authenticating agent. Each of the Notes has been duly executed and delivered by the Eligible Lender Trustee, on behalf of the Trust.

            (vii) Neither the consummation by the Eligible Lender Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the Administration Agreement nor the fulfillment of the terms thereof by the Eligible Lender Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, by-laws or other organizational documents of the Eligible Lender Trustee or the terms of any indenture or other agreement or instrument known to such counsel and to which the Eligible Lender Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Eligible Lender Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Eligible Lender Trustee or any of its subsidiaries.

            (viii) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge after due inquiry, threatened against the Eligible Lender Trustee (as eligible lender trustee under the Trust Agreement or in its individual capacity) before or by any governmental authority that might materially and adversely affect the performance by the Eligible Lender Trustee of its obligations under, or the validity or enforceability of, the Trust Agreement or the Sale and Servicing Agreement.

            (ix) The execution, delivery and performance by the Eligible Lender Trustee of the Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Administration Agreement, [the Group I Interest Rate Swap, the Group II Cap Agreement, the Insurance Agreement, the Basis Risk Cap Agreements, the Put Options] or any Guarantee Agreement will not subject any of the property or assets of the Trust or any portion thereof, to any lien created by or arising under the Eligible Lender Trustee that are unrelated to the transactions contemplated in such agreements.

      (gg) The Representative shall have received an opinion of counsel to the Custodian, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

            (i) [The Custodian is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America.]

            (ii) The Custodian has the requisite power and authority to execute, deliver and perform its obligations under the Custodial Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it under the Custodial Agreement.

            (iii) The Custodial Agreement, has been duly authorized by all necessary action on the part of the Custodian and has been duly executed and delivered by the Custodian, and constitutes a legal, valid and binding obligation, enforceable against the Custodian in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (hh) The Representative shall have received an opinion of Pepper Hamilton LLP, Delaware counsel to the Trust, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel.

      (ii) The Representative shall have received an opinion of Pepper Hamilton LLP, counsel to [ ] in its capacity as Delaware Trustee under the Trust Agreement, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel.

      (jj) The Representative shall have received certificates dated the Closing Date of any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of KBUSA in which such officers shall state that, to the best of their knowledge after reasonable investigation,
(i) the representations and warranties of KBUSA, contained in each Basic Document to which it is a party, are true and correct in all material respects, that KBUSA has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements, in whatever capacity it is a party to such agreements, at or prior to the

Closing Date, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and (ii) since [ ], [ ], except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust or KBUSA, as applicable, has occurred.

      (kk) The Representative shall have received certificates dated the Closing Date of any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of KBNA in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of KBNA contained in the Put Options are true and correct in all material respects, that KBNA has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements, in whatever capacity it is a party to such agreements, at or prior to the Closing Date, and (ii) since [ ], [ ], except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of KBNA, has occurred.

      (ll) The Representative shall have received certificates dated the Closing Date of any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of each of the Sub-Servicers in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of such Sub-Servicer contained in the related Subservicing Agreement(s) are true and correct in all material respects, and that such Sub-Servicer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (ii) since [ ], [ ] except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of such Sub-Servicer, as applicable, has occurred.

      (mm) The Representative shall have received evidence satisfactory to it that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the States of Ohio, Delaware, and Illinois, and in the District of Columbia, as applicable, reflecting the following:

            (i) transfer of the interest of the Seller in the Financed Student Loans to the Depositor and the Depositor Eligible Lender Trustee; and

            (ii) [reserved]; and

            (iii) transfer of the interest of the Depositor (and the Depositor Eligible Lender Trustee) in the Financed Student Loans and the proceeds thereof to the Trust; and

            (iv) transfer of the interest of the Trust (and the Eligible Lender trustee) in the Financed Student Loans and the proceeds thereof to the Indenture Trustee; and the grant of the security interest by the Trust (and the Eligible lender trustee) in the Financed Student Loans of the rights of the Trust under the Group I Interest Rate Swap, the Group II Cap Agreement and the Basis Risk Cap Agreements and the proceeds thereof to the Indenture Trustee.

      (nn) Each Class of Notes has been given at least the following ratings from [Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P" and each a "Rating Agency")], the Certificates have been given ratings of at least [ ] from Moody's and [ ] from S&P, and no Rating Agency shall have placed any class of Notes or the Certificates under surveillance or review with possible negative implications:

Class of Notes                                    Moody's                               S&P
--------------                                    -------                              -----
   Class [ ]                                       [Aaa]                               [AAA]

   Class [ ]                                       [Aaa]                               [AAA]

      (oo) The issuance of the Notes and the Certificates shall not have resulted in a reduction or withdrawal by any Rating Agency of the current rating of any outstanding securities issued or originated by KBUSA.

      (pp) [TERI shall have furnished to the Representative a certificate of TERI, signed by the President or any Executive Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to TERI in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (qq) [[PHEAA] shall have furnished to the Representative a certificate of [PHEAA], signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to [PHEAA] in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      (rr) [ASA shall have furnished to the Representative a certificate of ASA, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to ASA in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      (ss) [Each of Great Lakes and GLHEGC shall have furnished to the Representative a certificate of each of Great Lakes and GLHEGC, signed by its respective President or any Executive Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to Great Lakes or GLHEGC, as applicable, in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. ]

      (tt) [CSAC shall have furnished to the Representative a certificate of CSAC, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to CSAC in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      (uu) [HICA shall have furnished to the Representative a certificate of HICA, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to HICA in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      (vv) [NSLP shall have furnished to the Representative a certificate of NSLP, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to NSLP in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      (ww) [CSLP shall have furnished to the Representative a certificate of CSLP, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to CSLP in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      (xx) [ISAC shall have furnished to the Representative a certificate of ISAC, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to ISAC in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      (yy) [KHEAA shall have furnished to the Representative a certificate of KHEAA, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to KHEAA in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      (zz) [OSAC shall have furnished to the Representative a certificate of OSAC, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to OSAC in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      (aaa) [TSAC shall have furnished to the Representative a certificate of TSAC, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to TSAC in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      (bbb) [TGSLC shall have furnished to the Representative a certificate of TGSLC, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to TGSLC in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

      (ccc) The Representative shall have received a certificate signed by one or more duly authorized officers of the Securities Insurer, dated the Closing Date, to the effect that the information contained under the caption "The Group II Insured Notes Guaranty Insurance Policy and the Securities Insurer" in the Prospectus Supplement and the information incorporated by reference therein is true and accurate in all material respects, and such other matters as the Representative shall request.

      (ddd) Each of the Basic Documents shall have been executed and delivered by the parties thereto. Each of the Sub-Servicers shall have executed and delivered the related Sub-Servicing Agreement. Each of the Guarantors shall have executed and delivered the related Guarantee Agreement.

      (eee) The Group II Insured Notes Guaranty Insurance Policy shall have been issued and be validly existing as of the Closing Date.

      (fff) The Notes shall have been issued and sold pursuant to the Note Underwriting Agreement on the Closing Date.

      KBUSA will provide or cause to be provided to the Representative copies of each opinion delivered to the Securities Insurer and/or any Rating Agency addressed to the Representative and such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Representative reasonably requests.

      7. Indemnification and Contribution. (a) The Depositor and KBUSA will jointly and severally indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (x) the Registration Statement, the Preliminary Prospectus Supplement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) the Prospectus or any amendment or supplement thereto or any related Preliminary Prospectus Supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Depositor nor KBUSA will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Underwriter Information furnished to the Depositor or KBUSA by any Underwriter through the Representative specifically for use therein.

      (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Depositor and KBUSA against any losses, claims, damages or liabilities to which the Depositor or KBUSA may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (x) the Registration Statement, the Preliminary Prospectus Supplement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) the Prospectus or any amendment or supplement thereto or any related Preliminary Prospectus Supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriter Information relating to such Underwriter furnished to the Depositor or KBUSA by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Depositor and KBUSA in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, except, and only to the extent, that the indemnifying party is materially prejudiced as a result of such failure to receive notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of the counsel appointed by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for fees and expenses for more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or related actions in the same jurisdiction arising out of the same general allegations or circumstances unless any such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to or in conflict with those available to the other indemnified parties and in the judgment of such counsel it is advisable for such indemnified party to employ separate counsel. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnifying party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor and KBUSA on the one hand and the Underwriters on the other from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor and KBUSA on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor and KBUSA on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor and KBUSA bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor and KBUSA or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Each of the Depositor, KBUSA and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and offered and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except as may be provided in any agreement among the Underwriters relating to the offering of the Certificates. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion their respective underwriting obligations and not joint.

      (e) The obligations of the Depositor and KBUSA under this Section shall be in addition to any liability which the Depositor or KBUSA may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Depositor or KBUSA to each officer of the Depositor or KBUSA who has signed the Registration Statement and to each person, if any, who controls the Depositor and KBUSA within the meaning of the Act.

      8. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Depositor and KBUSA or its officers and of the several Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Underwriters or officers of the Depositor and KBUSA submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Depositor and KBUSA or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Certificates. If for any reason the purchase of the Certificates by the Underwriters is not consummated, the Depositor and KBUSA shall remain responsible for the expenses to be paid or reimbursed by the Depositor and KBUSA pursuant to Section 5 and the respective obligations of the Depositor and KBUSA and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Certificates by the Underwriters is not consummated (other than pursuant to Section 9), the Depositor and KBUSA will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Certificates.

      9. Failure to Purchase the Certificates. If any Underwriter or Underwriters default in their obligations to purchase its portion of the Certificates hereunder and the aggregate principal amount of the Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Certificates, the Representative may make arrangements satisfactory to the Depositor and KBUSA for the purchase of such Certificates by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Certificates that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of the Certificates with respect to such default or defaults exceeds 10% of the total principal amount of the Certificates and arrangements satisfactory to the Representative and the Depositor and KBUSA for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Depositor and KBUSA except as provided in Section 7. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its default.

      10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at [ ], Attention: [ ]; if sent to KBUSA, will be mailed, delivered or telegraphed and confirmed to it at Key Bank USA, National Association, 800 Superior Avenue, Cleveland, OH 44144, Attention: Senior Vice President, Education Lending; if sent to the Depositor, will be mailed, delivered or telegraphed and confirmed to it at Key Consumer Receivables LLC, 127 Public Square, Cleveland, OH 44144, Attention: [ ]; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter. Any such notice will take effect at the time of receipt.

      11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

      12. Representation of Underwriters. The Representative shall act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      14. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; IN ADDITION EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHTS IT MIGHT HAVE TO TRIAL BY JURY.

      If the foregoing is in accordance with the understanding of the Representative of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Depositor and KBUSA and the several Underwriters in accordance with its terms.

                                                   Very truly yours,

                                                   KEY BANK USA, NATIONAL
                                                   ASSOCIATION

                                                   By: _________________________
                                                       Name:
                                                       Title:

                                                   Very truly yours,

                                                   KEY CONSUMER RECEIVABLES LLC

                                                   By: _________________________
                                                       Name:
                                                       Title:

The foregoing Certificate Underwriting
Agreement is hereby confirmed
and accepted as of the date
first written above.

                                     [  ]
                                     Acting on behalf of itself and as
                                     Representative of the several Underwriters.

                                     By: _____________________________
                                         Name:
                                         Title:

                                     By: _____________________________
                                         Name:
                                         Title:

                                   SCHEDULE I

[   ]...................................................................                $[  ]
[KeyBanc Capital Markets, a Division of McDonald Investments Inc.]......                $[  ]
Total...................................................................                $[  ]

                                   APPENDIX A

                [See Appendix A to Sale and Servicing Agreement]

                                                                       EXHIBIT A

                           [Form of Opinion of Counsel
                     to Key Bank USA, National Association]

                                                                       EXHIBIT B

                     [Form of Opinion of Thompson Hine LLP]